SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 18, 2004

                              Delta Apparel, Inc.
                              -------------------
             (Exact name of registrant as specified in its charter)

                                    Georgia
                                    -------
                          (State or Other Jurisdiction
                                of Incorporation)


        1-15583                                         58-2508794
  -------------------                             -----------------------
(Commission File Number)                       (IRS Employer Identification No.)


2750 Premiere Parkway, Suite 100, Duluth, Georgia               30097
-------------------------------------------------           ---------------
         (Address of principal executive offices)             (Zip Code)


                                 (678) 775-6900
                                 --------------
                         (Registrant's Telephone Number
                              Including Area Code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On November 18, 2004, Delta Apparel, Inc. ("Delta") entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with Parkdale America, LLC ("Parkdale") pursuant to which Delta agreed to sell to Parkdale, and Parkdale agreed to purchase from Delta, substantially all of the assets used by Delta in the operation of its yarn spinning facility located in Edgefield, South Carolina (the "Facility") for a purchase price equal to $10,000,000 plus an amount equal to the cost of Delta's raw materials and work in process located at the Facility on the closing date.

         The Asset Purchase Agreement provides that at the closing of the sale to Parkdale of substantially all of the assets used in the operation of the Facility, Delta and Parkdale will enter into a Supply Agreement pursuant to which Delta will purchase from Parkdale, and Parkdale will sell to Delta, all of Delta's yarn requirements in the United States and Central America for a period of five years.

ITEM 7.01 REGULATION FD DISCLOSURE

         On November 18, 2004, Delta Apparel, Inc. issued a press release announcing the agreement with Parkdale to sell substantially all of its assets used in the operation of the Facility. The release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibits are included with this Report:

         99.1     Press Release issued by Delta Apparel, Inc. on November 18,
2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     DELTA APPAREL, INC.



Date:  November 18, 2004              /s/ Herbert M. Mueller
                                      --------------------------------------
                                      Herbert M. Mueller
                                      Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number    Description

99.1              Press Release issued by Delta Apparel, Inc. on November 18,
                  2004